Exhibit 13.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Nicolaas L. Paardenkooper, the Chief Executive Officer of Brooge Energy Limited (the “Company”), hereby certify, that, to my knowledge:

1. Amendment No. 1 to Annual Report on Form 20-F/A for the year ended December 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 27, 2020

/s/ Nicolaas L. Paardenkooper
Name: Nicolaas L. Paardenkooper
Title: Chief Executive Officer